Emerald Expositions Q3 2019 Earnings Call Supplemental Materials November 5, 2019 Exhibit 99.2

Notes Forward-Looking Statements This document contains certain forward-looking statements regarding Emerald Expositions Events, Inc.’s (the “Company”) future results, including, without limitation, its expected future revenues, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, depreciation and amortization, net interest expense, stock based compensation expense, effective tax rate and weighted average common shares outstanding. These statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they are believed to be reasonable, are inherently uncertain. These statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control that may cause its business, industry, strategy, financing activities or actual results to differ materially. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Non-GAAP Financial Information This presentation presents certain “non-GAAP” financial measures, including organic revenue growth (decline), Adjusted EBITDA, Adjusted Net Income and Free Cash Flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For a discussion and reconciliation of the non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures, see below under the heading Appendix I . The Company provides certain guidance on a non-GAAP basis because the Company cannot predict certain elements, without unreasonable efforts, that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP.

Quarterly Revenues by Product Line Notes: Growth rates in this column for Q3 2018 adjust for the scheduling difference for Digital Dealer Fall Conference & Expo which staged in October 2018 vs. September 2017, as well as reflect the pro forma impact of the Surf Expo and ISS Orlando 2017 revenues that would have been booked if the events had fully staged without the impact of Hurricane Irma ($6.6 million). Growth rates in this column for Q4 2018 adjust for the scheduling difference for Digital Dealer Fall Conference & Expo which staged in October 2018 vs. September 2017. Growth rates in this column for Full Year 2018 reflect the pro forma impact of the Surf Expo and ISS Orlando 2017 revenues that would have been booked if the events had fully staged without the negative impact of Hurricane Irma ($6.6 million). Growth rates in this column for Q1 2019 adjust for scheduling differences including for NSS which staged in February 2019 vs. May 2018, Surtex which staged February 2019 vs. May 2018, Medtrade Spring which staged in April 2019 vs. March 2018, and GlobalShop which staged in June 2019 vs. March 2018. Growth rates in this column for Q2 2019 adjust for scheduling differences including for NSS which staged in February 2019 vs. May 2018, Surtex which staged February 2019 vs. May 2018, Medtrade Spring which staged in April 2019 vs. March 2018, GlobalShop which staged in June 2019 vs. March 2018, and OR Summer Expo which staged in June 2019 vs. July 2018. Growth rates in this column for Q3 2019 adjust for scheduling differences including for OR Summer Expo which staged in June 2019 vs. July 2018, Digital Dealer Fall Conference & Expo which staged in August 2019 vs. October 2018, Int’l Fastener Expo which staged in September 2019 vs. November 2018, Impressions Expo Ft. Worth which staged in October 2019 vs. September 2018, Pizza & Pasta Expo Northeast which staged in September 2019 vs. October 2018, CPMG RestaurantPoint East which staged over September and October 2019 vs. October 2018, as well as reflect the pro forma impact of the Surf Expo and Impressions Expo Orlando 2019 anticipated revenues that would have been booked if the events had fully staged without the impact of Hurricane Dorian ($7.1 million).

Key Events By Quarter Notes: Q1-Q3 shows ranked by actual revenue. Q4 shows ranked by forecast revenue. RestaurantPoint East revenue was partially recognized in Q3 2019 due to event staging over Q3 and Q4.

2019 Guidance Notes: The above guidance does not incorporate the impact of the Company’s recently announced acquisition of G3 Communications, which is expected to be modest, nor any further acquisitions that Emerald may close in 2019, nor any other unforeseen developments. Cancellation of Surf Expo and ISS Orlando due to Hurricane Dorian reduced anticipated third quarter revenues by approximately $7 million. As a result, management expects Total revenue to fall modestly below the low end of the guidance range

Appendix I The Company provides certain guidance solely on a non-GAAP basis because the Company cannot predict certain elements that would be required in certain reported GAAP results. The Company has not presented a quantitative reconciliation of the forward-looking non-GAAP measures, organic revenue growth (decline), Adjusted EBITDA and Adjusted Net Income, to net income, and Free Cash Flow, to net cash provided by operating activities, their most comparable GAAP financial measures, because it is impractical to forecast certain items without unreasonable efforts due to the uncertainty and inherent difficulty of predicting the occurrence and financial impact of and the periods in which such items may be recognized. For Adjusted EBITDA and Adjusted Net Income, these items are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA and Adjusted Net Income in prior periods and include, but are not limited to, acquisition-related expenses, stock-based compensation, income tax expense, the effects of scheduling adjustments (in the case of Adjusted EBITDA only) and other assumptions about capital requirements for future periods. For Free Cash Flow, this includes assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We define “organic revenue growth” and “organic revenue decline” as the growth or decline, respectively, in our revenue from one period to the next, adjusted for the revenue impact of: (i) acquisitions and dispositions, (ii) discontinued events, (iii) material show scheduling adjustments and (iv) event cancellations for which the Company has received, or expects to receive, claim proceeds from its event cancellation insurance policy. We use Adjusted EBITDA because we believe it assists investors and analysts in comparing Emerald’s operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management and Emerald’s board of directors use Adjusted EBITDA to assess our financial performance and believe it is helpful in highlighting trends because it excludes the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income before (i) interest expense (including unrealized loss on interest rate swap and floor, net for periods prior to the expiration of our interest rate swap), (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation, (v) deferred revenue adjustment, and (vi) other items that management believes are not part of our core operations. In addition to net income presented in accordance with GAAP, we present Adjusted Net Income because we believe it assists investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Our presentation of Adjusted Net Income adjusts net income for (i) loss on extinguishment of debt, (ii) stock-based compensation, (iii) deferred revenue adjustment, (iv) goodwill and other intangible asset impairment charge, (v) the Onex management fee (which ended prior to the Company’s initial public offering), (vi) other items that management believes are not part of our core operations, (vii) amortization of deferred financing fees and discount, (viii) amortization of (acquired) intangible assets and (ix) tax adjustments related to non-GAAP adjustments. We use Adjusted Net Income as a supplemental metric to evaluate our business’s performance in a way that also considers our ability to generate profit without the impact of certain items. For example, it is useful to exclude stock-based compensation expenses because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business, and these expenses can vary significantly across periods due to timing of new stock-based awards. We also exclude professional fees associated with debt refinancing, the amortization of intangible assets and certain discrete costs, including deferred revenue adjustments, impairment charges and transaction costs (including professional fees and other expenses associated with acquisition activity) in order to facilitate a period-over-period comparison of our financial performance. This measure also reflects an adjustment for the difference between cash amounts paid in respect of taxes and the amount of tax recorded in accordance with GAAP. Each of the normal recurring adjustments and other adjustments described in this paragraph help to provide management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are noncash expenses. Adjusted Net Income is a supplemental non-GAAP financial measure of operating performance and is not based on any standardized methodology prescribed by GAAP. Adjusted Net Income should not be considered in isolation or as an alternative to net income, cash flows from operating activities or other measures determined in accordance with GAAP. Also, Adjusted Net Income is not necessarily comparable to similarly titled measures presented by other companies. Adjusted Diluted EPS is defined as Adjusted Net Income divided by diluted weighted average common shares outstanding. We present Free Cash Flow because we believe it is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our core operations that, after capital expenditures, can be used to maintain and grow our business, for the repayment of indebtedness, payment of dividends and to fund strategic opportunities. Free Cash Flow is a supplemental non-GAAP measure of liquidity and is not based on any standardized methodology prescribed by GAAP. Free Cash Flow should not be considered in isolation or as an alternative to cash flows from operating activities or other measures determined in accordance with GAAP.